SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

            Date of Report  September 14, 2004
                            ------------------

             PENNROCK FINANCIAL SERVICES CORP.
             ----------------------------------
   (Exact name of registrant as specified in its charter)

       Pennsylvania               0-15040         23-2400021
    ------------------           ---------      --------------
 (State or other jurisdiction  (Commission     (IRS Employer
  of incorporation)             File Number)   Identification No.)


    1060 Main Street, Blue Ball, PA                 17506
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(Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code (717) 354-4541
                                                   --------------
                            N/A
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(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

/ / Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange
    ACT (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events
            -------------
   The press release of PennRock Financial Services Corp. dated
   September 14, 2004 relating to the declaration of a quarterly cash dividend and attached hereto as Exhibit 99 is incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.
            ----------------------------------

      Exhibit
       Number            Description
     ----------   ---------------------------------
         99         Press Release dated
                    September 14, 2004 of PennRock
                    Financial Services Corp.

                         SIGNATURE
                        ------------

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.

                          By: /s/ George B. Crisp
                          ---------------------------------
                          George B. Crisp, Vice President
                          and Treasurer

Dated:  September 14, 2004